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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2003


                            HINES HORTICULTURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-24439                  33-0803204
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE           (IRS EMPLOYER
 OF INCORPORATION)                NUMBER)                    IDENTIFICATION NO.)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 599-4444



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On February 7, 2003, Hines Horticulture, Inc., a Delaware corporation (the "Company") announced that Stephen P. Thigpen resigned from his positions of Chairman of the Board and Chief Executive Officer of the Company effective February 3, 2003.

         Douglas D. Allen will resume the position of Chairman of the Board, an office he held with the Company from 1995 until 2000.

         Robert A. Ferguson has been appointed the Company's Chief Operating Officer and interim acting Chief Executive Officer.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (c)      EXHIBITS

                  99.1 Copy of press release, dated February 7, 2003, issued by the Company.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 10, 2003           HINES HORTICULTURE, INC.

                                     By:  /s/   Claudia M. Pieropan
                                          --------------------------------------
                                          Claudia M. Pieropan
                                          Chief Financial Officer, Secretary and
                                          Treasurer
                                          (principal financial and accounting
                                          officer)


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                                INDEX TO EXHIBITS


         99.1 Copy of press release, dated February 7, 2003, issued by Hines Horticulture, Inc.





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